UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2012

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 13, 2012, Wells Fargo & Company (the “Company”) issued a news release (the “News Release”) announcing, among other things, that the Company’s board of directors declared a dividend of $0.10 per share payable to holders of the Company’s common stock as of March 26, 2012. The dividend will be paid on March 30, 2012. A copy of the News Release is attached as Exhibit 99 hereto and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99	The News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2012	WELLS FARGO & COMPANY

By:
/s/ Timothy J. Sloan
Timothy J. Sloan
Senior Executive Vice President and Chief Financial Officer